UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Investment Commentary and

Semi-Annual

Repor t

Legg Mason

Capital Management

Special Investment Trust

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Special Investment Trust

Fund objective

The Fund seeks capital appreciation.

Investment commentary

Market overview

There is a quote attributed to Albert Einstein that encapsulates some of the concepts we put to use in seeking our objective of delivering superior long-term investment returns in the Legg Mason Capital Management Special Investment Trust: “Information is not knowledge.” What we do is to take in information, process it, and have some resulting knowledge that we can then apply in managing our portfolio towards our objective. The knowledge we seek is that a stock is selling for less than it is worth, and that comes from reaching conclusions that differ from what the market is implying given the available information. In this letter we will expand on our definition of our goals, further explain our process, and include some examples to help illustrate some key points.

We base our decisions on our key principles of: valuation, active share, and long-term analysis. These principles guide us in surfacing investment candidates, making investment decisions, building the portfolio, and managing risk in order to attain our goal of superior long-term investment returns. We measure success against our benchmark, our peers, and we take into account the risks that we undertake in order to achieve those results over a three-year period. We do not narrowly define what a good investment is and wait for periods in which such investments are favored by the market. Instead we consistently consider investment opportunities based on our fundamentally driven process which focuses on embedded expectations. By focusing on existing investment opportunities where there is a gap between price and value, regardless of industry or narrow definitions of value and growth, we hope to position the Fund to perform well under a wide range of market conditions.

Our valuation process focuses on identifying gaps between price and value, meaning that today’s stock price embeds a set of expectations that will be proven incorrect. That set of expectations embedded in a stock price is valuable information. To convert the available information into knowledge we use a fundamentally driven process that seeks to understand where, why and by how much embedded expectations may be incorrect so that we can understand if there are any price to value gaps. Such opportunities do surface in the market and are generally created by conditions in which some information is not being translated into knowledge.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Special Investment Trust	III

The concepts of active share and long-term analysis help direct us to seek investment opportunities in areas where others may shun thus creating price to value gaps. Active share is simply the proportion of our Fund that differs from the composition of our benchmark. We do not assume that a large portion of the market is mis-priced so by focusing on those opportunities we will naturally end up with a fund that has a high active share. The long-term analysis is based on the fact that companies can create (and compound) value over long periods that may not be captured by the stock price in the short run. In addition, the short-term focus of a large portion of the investment community results in price to value gaps for those willing to consider the longer term.

Based on these broad concepts we are continuously searching for investment opportunities where we find price to value gaps. These opportunities are spread across a wide variety of industries and would be classified under traditional metrics in value as well as growth camps — in any investment candidate the question that needs to be answered is the same: do we see value that is greater than today’s price? In the current market environment we are finding opportunities in many areas; examples of recent additions to the Fund include companies that are long-term growers and steady growers with declining costs that are not being properly valued.

One example of a recent addition to the Fund that falls in the category of a long term grower in which the market is not valuing as such is Gentex Corporation. Gentex is a $3.3 billion market cap ($2.9 billion enterprise value) company that supplies automotive safety products such as auto-dimming mirrors, automated high beam controls, and rear-view camera displays. Our analysis suggested that the market embedded expectations for revenue growth and operating margin were too low relative to our assessment of the likely range of outcomes over a multi year period. The opportunity to own Gentex at a discount to its value was the result of the postponement of the implementation of a law that would require rear camera displays in all vehicles in the United States. Even without such law Gentex’s revenue will grow due to already awarded new projects which will result in higher margins as plant utilization rises. The long-term growth opportunity is intact given the less than 25% penetration of Gentex’s largest product line, the auto dimming mirror, which Gentex has nearly 90% market share. Finally, Gentex is a very high-quality company in terms of its high historical returns on invested capital, a very strong balance sheet (net cash per share of over 12% of its market capitalization), and a history of good capital allocation (a 2.25% dividend yield and over 8% reduction in share count since 2005). Quality and capital allocation practices are important factors for us as it relates to the risks involved in investing in a particular security.

Dr Pepper Snapple is another example of a recent addition to the Fund; an $8.6 billion market cap ($11.2 billion enterprise value) manufacturer and distributor of soft drinks, teas, and juices. The market embedded expectations when we started buying the stock were for minimal revenue growth and no margin improvement. Our analysis suggested that Dr Pepper will continue to grow revenues in the low- to mid-single digits range based on its leadership in growing flavored beverage category. In addition, the opportunity for margin expansion exists as Dr Pepper’s management brings in concepts of lean cost structure into its manufacturing and distribution. Dr Pepper has a 3.2% dividend yield which has been growing based on the company’s

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Special Investment Trust

Investment commentary (cont’d)

capital allocation focus on dividends and share buyback as noted by a 16% reduction in fully diluted shares outstanding since 2009. Dr Pepper is an example of an investment opportunity that results from a long-term analytical period, while the market seems to be focused on the fact that Dr Pepper is growing at a slower rate than other beverage companies due to lack of exposure to emerging markets.

One important question is how and when the price to value gaps that we seek will be realized. In many cases the passage of time is all it takes as a company proves over time that the market embedded expectations were simply too low. In other cases, external forces such as a strategic or financial buyer help accelerate the closing of the gap. Calendar year-to-date, the Fund has had four of the portfolio companies acquired or receive offers to be acquired. In three out of the four cases the buyer was another company in a similar or adjacent business which is important from the perspective that those with potentially the most knowledge about an industry or company are finding value in companies that we have invested in. Given the excellent state of corporate balance sheets and the general concern about growth opportunities, the stage is set for a potential cycle in mergers and acquisitions where small- to mid-size companies tend to be the target.

The goal of long-term superior investment returns can only be accomplished if we consistently apply the principles that lead us to invest in undervalued securities. It is also crucial to consider the risks we take at the security as well as the portfolio level in order to avoid permanent losses of capital. By considering the broadest set of investment candidates, in order to uncover which securities may be undervalued, we seek to outperform in different market conditions. Ultimately our success will depend on how well we do in translating information into knowledge, which in the investment world means buying something for less than it is worth.

Albert Grosman

May 17, 2012

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2012 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: eBay Inc. (3.1%), Fifth Third Bancorp (2.8%), Marvell Technology Group Ltd. (2.7%), United Continental Holdings Inc. (2.4%), Integrated Device Technology Inc. (2.4%), Adobe Systems Inc. (2.3%), TD Ameritrade Holding Corp. (2.3%), Masco Corp. (2.2%), Gen-Probe Inc. (2.2%) and Red Hat Inc. (2.1%). Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund’s holdings.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2012

Semi-Annual

Repor t

Legg Mason

Capital Management

Special Investment Trust

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Special Investment Trust for the six-month reporting period ended April 30, 2012.

Total returns for the Fund, excluding sales charges, for the six-month period ended April 30, 2012 are presented below, along with those of the Fund’s unmanaged benchmark, the S&P MidCap 400 Indexi, and Lipper peer group:

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Capital Management Special Investment Trust:
Class A	13.75%
Class C	13.29%
Class R	13.50%
Class FI	13.73%
Class I	13.92%
S&P MidCap 400 Index	12.48%
Lipper Mid-Cap Core Funds Category Average[1]	11.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.06%, 1.86%, 1.44%, 1.18% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 323 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Letter to our shareholders (cont’d)

Special shareholder notice

As previously announced, the Fund’s Board approved an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a series of a Maryland statutory trust, Legg Mason Global Asset Management Trust. The reorganization occurred on February 29, 2012. Prior to February 29, 2012, the Fund was organized as a series of a Maryland corporation and named Legg Mason Capital Management Special Investment Trust, Inc.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

May 31, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.75%	$1,000.00	$1,137.50	1.08%	$5.74	Class A	5.00%	$1,000.00	$1,019.49	1.08%	$5.42
Class C	13.29	1,000.00	1,132.90	1.89	10.02	Class C	5.00	1,000.00	1,015.47	1.89	9.47
Class R	13.50	1,000.00	1,135.00	1.56	8.28	Class R	5.00	1,000.00	1,017.11	1.56	7.82
Class FI	13.73	1,000.00	1,137.30	1.20	6.38	Class FI	5.00	1,000.00	1,018.90	1.20	6.02
Class I	13.92	1,000.00	1,139.20	0.83	4.41	Class I	5.00	1,000.00	1,020.74	0.83	4.17

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2012

Legg Mason Capital Management Special Investment Trust

Security	Shares	Value
Common Stocks — 97.7%
Consumer Discretionary — 13.9%
Auto Components — 2.6%
Allison Transmission Holdings Inc.	250,000	$5,225,000	*
Autoliv Inc.	145,000	9,097,300
Gentex Corp.	275,000	6,041,750
Total Auto Components		20,364,050
Hotels, Restaurants & Leisure — 3.3%
Bwin.Party Digital Entertainment PLC	4,959,300	12,394,608
PF Chang’s China Bistro Inc.	330,000	13,097,700
Total Hotels, Restaurants & Leisure		25,492,308
Household Durables — 3.8%
Lennar Corp., Class A Shares	560,000	15,534,400
Stanley Black & Decker Inc.	200,000	14,632,000
Total Household Durables		30,166,400
Internet & Catalog Retail — 2.0%
Expedia Inc.	200,000	8,526,000
TripAdvisor Inc.	200,000	7,502,000	*
Total Internet & Catalog Retail		16,028,000
Media — 1.4%
Scripps Networks Interactive, Class A Shares	210,000	10,546,200
Multiline Retail — 0.8%
Big Lots Inc.	180,000	6,595,200	*
Total Consumer Discretionary		109,192,158
Consumer Staples — 4.9%
Beverages — 1.5%
Dr. Pepper Snapple Group Inc.	300,000	12,174,000
Food & Staples Retailing — 1.3%
Safeway Inc.	500,000	10,165,000
Household Products — 2.1%
Energizer Holdings Inc.	230,000	16,405,900	*
Total Consumer Staples		38,744,900
Energy — 5.2%
Oil, Gas & Consumable Fuels — 5.2%
CONSOL Energy Inc.	396,800	13,189,632
EXCO Resources Inc.	694,300	5,096,162
QEP Resources Inc.	372,000	11,461,320
Whiting Petroleum Corp.	198,400	11,348,480	*
Total Energy		41,095,594

See Notes to Financial Statements.

6	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Capital Management Special Investment Trust

Security	Shares	Value
Financials — 22.1%
Capital Markets — 3.9%
Fortress Investment Group LLC, Class A Shares	3,620,000	$12,959,600
TD Ameritrade Holding Corp.	950,000	17,850,500
Total Capital Markets		30,810,100
Commercial Banks — 6.9%
Fifth Third Bancorp	1,550,000	22,056,500
First Interstate BancSystem Inc., Class A Shares	942,300	13,277,007	(a)
First Southern Bancorp Inc., Class B Shares, Series C Cnv Pfd	263,250	2,824,672	*(b)(c)
Synovus Financial Corp.	7,600,000	15,960,000
Total Commercial Banks		54,118,179
Diversified Financial Services — 2.1%
KKR Financial Holdings LLC	1,800,000	16,344,000
Insurance — 7.4%
Assured Guaranty Ltd.	1,000,000	14,180,000
Genworth Financial Inc., Class A Shares	2,000,000	12,020,000	*
Hartford Financial Services Group Inc.	720,000	14,796,000
Syncora Holdings Ltd.	4,167,841	771,051	*(a)
XL Group PLC	750,000	16,132,500
Total Insurance		57,899,551
Real Estate Investment Trusts (REITs) — 1.8%
Hatteras Financial Corp.	500,000	14,565,000
Total Financials		173,736,830
Health Care — 11.7%
Biotechnology — 2.7%
Human Genome Sciences Inc.	800,000	11,768,000	*
Myriad Genetics Inc.	350,000	9,103,500	*
Total Biotechnology		20,871,500
Health Care Equipment & Supplies — 4.0%
Boston Scientific Corp.	2,300,000	14,398,000	*
Gen-Probe Inc.	210,000	17,125,500	*
Total Health Care Equipment & Supplies		31,523,500
Health Care Providers & Services — 1.6%
WellPoint Inc.	180,000	12,207,600
Pharmaceuticals — 3.4%
BG Medicine Inc.	1,763,536	11,692,244	*(a)
Medicis Pharmaceutical Corp., Class A Shares	200,000	7,694,000
Nektar Therapeutics	991,900	7,558,278	*
Total Pharmaceuticals		26,944,522
Total Health Care		91,547,122

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	7

Legg Mason Capital Management Special Investment Trust

Security	Shares	Value
Industrials — 14.6%
Airlines — 2.4%
United Continental Holdings Inc.	870,000	$19,070,400	*
Building Products — 4.1%
Masco Corp.	1,300,000	17,134,000
Owens Corning Inc.	430,000	14,770,500	*
Total Building Products		31,904,500
Electrical Equipment — 2.6%
Babcock & Wilcox Co.	446,400	10,981,440	*
Polypore International Inc.	260,000	9,711,000	*
Total Electrical Equipment		20,692,440
Machinery — 2.5%
Eaton Corp.	210,000	10,117,800
Navistar International Corp.	275,000	9,336,250	*
Total Machinery		19,454,050
Road & Rail — 1.4%
Old Dominion Freight Line Inc.	250,000	11,117,500	*
Trading Companies & Distributors — 1.6%
Aircastle Ltd.	1,000,000	12,150,000
Total Industrials		114,388,890
Information Technology — 23.2%
Communications Equipment — 2.0%
Acme Packet Inc.	170,000	4,771,900	*
F5 Networks Inc.	80,000	10,714,400	*
Total Communications Equipment		15,486,300
Internet Software & Services — 5.9%
Active Network Inc.	347,200	5,832,960	*
eBay Inc.	600,000	24,630,000	*
Rackspace Hosting Inc.	280,000	16,265,200	*
Total Internet Software & Services		46,728,160
IT Services — 1.4%
FleetCor Technologies Inc.	285,660	11,297,853	*
Semiconductors & Semiconductor Equipment — 6.4%
Integrated Device Technology Inc.	2,800,000	18,956,000	*
Marvell Technology Group Ltd.	1,400,000	21,014,000	*
Micron Technology Inc.	1,600,000	10,544,000	*
Total Semiconductors & Semiconductor Equipment		50,514,000

See Notes to Financial Statements.

8	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Capital Management Special Investment Trust

Security		Shares	Value
Software — 7.5%
Adobe Systems Inc.		550,000	$18,458,000	*
Amdocs Ltd.		360,000	11,520,000	*
MICROS Systems Inc.		210,000	11,934,300	*
Red Hat Inc.		280,000	16,690,800	*
Total Software			58,603,100
Total Information Technology			182,629,413
Utilities — 2.1%
Independent Power Producers & Energy Traders — 2.1%
Calpine Corp.		870,000	16,312,500	*
Total Common Stocks (Cost — $630,869,499)			767,647,407
Preferred Stocks — 2.1%
Financials — 0.2%
Commercial Banks — 0.2%
First Southern Bancorp Inc.		450	1,831,374	(b)(c)
Health Care — 1.9%
Health Care Equipment & Supplies — 1.9%
Super Dimension Ltd., Series D-1		256,650	7,463,382	(b)(c)(d)
Super Dimension Ltd., Series D-2		209,986	6,106,393	(b)(c)(d)
Super Dimension Ltd., Series E-1		10,375	479,947	(b)(c)(d)
Super Dimension Ltd., Series E-2		8,489	392,701	(b)(c)(d)
Total Health Care			14,442,423
Total Preferred Stocks (Cost — $10,854,265)			16,273,797

	Expiration Date	Warrants
Warrants — 0.0%
Super Dimension Ltd., Series E-1	6/29/20	2,594	63,994	*(b)(c)(d)
Super Dimension Ltd., Series E-2	6/29/20	2,122	52,350	*(b)(c)(d)
Total Warrants (Cost — $0)			116,344
Total Investments — 99.8% (Cost — $641,723,764#)			784,037,548
Other Assets in Excess of Liabilities — 0.2%			1,882,638
Total Net Assets — 100.0%			$785,920,186

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At April 30, 2012, the total market value of Affiliated Companies was $25,740,302, and the cost was $39,795,212.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security.

(d)	Restricted Security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments in unaffiliated securities, at value (Cost — $601,928,552)	$758,297,246
Investments in affiliated securities, at value (Cost — $39,795,212)	25,740,302
Receivable for securities sold	7,568,750
Receivable for Fund shares sold	201,858
Dividends receivable	184,400
Prepaid expenses	64,859
Other assets	10,303
Total Assets	792,067,718

Liabilities:
Due to custodian	2,802,549
Payable for Fund shares repurchased	1,713,257
Service and/or distribution fees payable	547,310
Investment management fee payable	444,332
Trustees’ fees payable	5,635
Accrued expenses	634,449
Total Liabilities	6,147,532
Total Net Assets	$785,920,186

Net Assets:
Par value (Note 6)	$251
Paid-in capital in excess of par value	786,555,788
Accumulated net investment loss	(1,856,349)
Accumulated net realized loss on investments and foreign currency transactions	(141,093,288)
Net unrealized appreciation on investments	142,313,784
Total Net Assets	$785,920,186

Shares Outstanding:
Class A	1,191,395
Class C	21,533,840
Class R	214,950
Class FI	271,638
Class I	1,924,767

Net Asset Value:
Class A (and redemption price)	$31.03
Class C*	$30.27
Class R (and redemption price)	$38.76
Class FI (and redemption price)	$39.35
Class I (and redemption price)	$40.52
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$32.92

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Dividends from unaffiliated investments	$5,826,931
Dividends from affiliated investments	226,152
Total Investment Income	6,053,083

Expenses:
Service and/or distribution fees (Notes 2 and 5)	3,313,298
Investment management fee (Note 2)	2,750,437
Transfer agent fees (Note 5)	519,855
Legal fees	73,300
Trustees’ fees	52,733
Registration fees	40,632
Fund accounting fees	28,450
Shareholder reports	22,493
Audit and tax	16,692
Custody fees	10,639
Insurance	10,110
Miscellaneous expenses	29,402
Total Expenses	6,868,041
Less: Expense reimbursements (Notes 2 and 5)	(69,425)
Net Expenses	6,798,616
Net Investment Loss	(745,533)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	3,279,085
Investment transactions in affiliated securities	(62,683)
Foreign currency transactions	1
Net Realized Gain	3,216,403
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	91,322,905
Affiliated investments	4,059,957
Foreign currencies	(81)
Change in Net Unrealized Appreciation (Depreciation)	95,382,781
Net Gain on Investments and Foreign Currency Transactions	98,599,184
Increase in Net Assets From Operations	$97,853,651

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment loss	$(745,533)	$(5,290,106)
Net realized gain	3,216,403	167,193,412
Change in net unrealized appreciation (depreciation)	95,382,781	(227,270,173)
Increase (Decrease) in Net Assets From Operations	97,853,651	(65,366,867)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	14,466,127	65,280,960
Cost of shares repurchased	(152,445,565)	(387,191,158)
Decrease in Net Assets From Fund Share Transactions	(137,979,438)	(321,910,198)
Decrease in Net Assets	(40,125,787)	(387,277,065)

Net Assets:
Beginning of period	826,045,973	1,213,323,038
End of period*	$785,920,186	$826,045,973
* Includes accumulated net investment loss of:	$(1,856,349)	$(1,110,816)

See Notes to Financial Statements.

12	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011[3]	2010[3]	2009[3,4]	2009[3,5]

Net asset value, beginning of period	$27.28	$29.72	$23.45	$14.53	$14.84

Income (loss) from operations:
Net investment income (loss)	0.07	0.04	(0.07)	0.04	0.01
Net realized and unrealized gain (loss)	3.68	(2.48)	6.34	8.88	(0.32)
Total income (loss) from operations	3.75	(2.44)	6.27	8.92	(0.31)

Net asset value, end of period	$31.03	$27.28	$29.72	$23.45	$14.53
Total return[6]	13.75%	(8.21)%	26.74%	61.39%	(2.09)%

Net assets, end of period (000s)	$36,974	$40,134	$46,569	$38,171	$24,329

Ratios to average net assets:
Gross expenses	1.10%[7]	1.06%	1.07%	1.03%[7]	1.14%[7]
Net expenses[8,9]	1.08 [7]	1.05	1.05	1.03 [7]	1.13 [7]
Net investment income (loss)	0.47 [7]	0.14	(0.25)	0.32 [7]	0.43 [7]

Portfolio turnover rate	14%	57%	46%	42%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the period February 3, 2009 (inception date) to March 31, 2009.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]	2007[4,6]

Net asset value, beginning of period	$26.72	$29.35	$23.34	$14.52	$25.03	$40.81	$47.78

Income (loss) from operations:
Net investment loss	(0.05)	(0.21)	(0.29)	(0.05)	(0.02)	(0.37)	(0.54)
Net realized and unrealized gain (loss)	3.60	(2.42)	6.30	8.87	(10.49)	(10.18)	2.25
Total income (loss) from operations	3.55	(2.63)	6.01	8.82	(10.51)	(10.55)	1.71

Less distributions from:
Net realized gains	—	—	—	—	—	(5.23)	(8.68)
Total distributions	—	—	—	—	—	(5.23)	(8.68)

Net asset value, end of period	$30.27	$26.72	$29.35	$23.34	$14.52	$25.03	$40.81
Total return[7]	13.29%	(8.96)%	25.75%	60.74%	(41.99)%	(29.38)%	5.49%

Net assets, end of period (000s)	$651,930	$678,950	$955,414	$904,106	$611,440	$1,735,036	$3,372,771

Ratios to average net assets:
Gross expenses	1.91%[8]	1.86%	1.86%	1.78%[8]	1.82%	1.77%	1.78%
Net expenses[9,10]	1.89 [8]	1.85	1.85	1.77 [8]	1.81	1.76	1.77
Net investment loss	(0.35) [8]	(0.67)	(1.04)	(0.41) [8]	(0.09)	(1.00)	(1.31)

Portfolio turnover rate	14%	57%	46%	42%	78%	51%	36%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figure, exclusive of CDSCs, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2012[2]		2011[3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,6]

Net asset value, beginning of period	$34.15		$37.36	$29.59	$18.38	$31.57	$49.86	$47.76

Income (loss) from operations:
Net investment income (loss)	0.00	[7]	(0.10)	(0.22)	(0.01)	0.08	(0.12)	(0.10)
Net realized and unrealized gain (loss)	4.61		(3.11)	7.99	11.22	(13.27)	(12.94)	2.20
Total income (loss) from operations	4.61		(3.21)	7.77	11.21	(13.19)	(13.06)	2.10

Less distributions from:
Net realized gains	—		—	—	—	—	(5.23)	—
Total distributions	—		—	—	—	—	(5.23)	—

Net asset value, end of period	$38.76		$34.15	$37.36	$29.59	$18.38	$31.57	$49.86
Total return[8]	13.50%		(8.59)%	26.26%	60.99%	(41.78)%	(29.07)%	4.40%

Net assets, end of period (000s)	$8,331		$9,301	$13,320	$14,016	$9,242	$17,296	$520

Ratios to average net assets:
Gross expenses	1.58%[9]		1.44%	1.45%	1.41%[9]	1.47%	1.36%	10.37%[9]
Net expenses[10,11]	1.56	[9]	1.43	1.44	1.41 [9]	1.46	1.35	1.22 [9]
Net investment income (loss)	0.01	[9]	(0.25)	(0.63)	(0.07) [9]	0.29	(0.29)	(0.91) [9]

Portfolio turnover rate	14%		57%	46%	42%	78%	51%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	For the period December 28, 2006 (inception date) to March 31, 2007.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Reflects expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]	2007[4,6]

Net asset value, beginning of period	$34.61	$37.75	$29.82	$18.49	$31.68	$49.88	$55.99

Income (loss) from operations:
Net investment income (loss)	0.06	0.00 [7]	(0.11)	0.03	0.14	(0.13)	(0.27)
Net realized and unrealized gain (loss)	4.68	(3.14)	8.04	11.30	(13.33)	(12.84)	2.84
Total income (loss) from operations	4.74	(3.14)	7.93	11.33	(13.19)	(12.97)	2.57

Less distributions from:
Net realized gains	—	—	—	—	—	(5.23)	(8.68)
Total distributions	—	—	—	—	—	(5.23)	(8.68)

Net asset value, end of period	$39.35	$34.61	$37.75	$29.82	$18.49	$31.68	$49.88
Total return[8]	13.73%	(8.34)%	26.59%	61.28%	(41.63)%	(28.87)%	6.28%

Net assets, end of period (000s)	$10,688	$9,684	$13,231	$11,746	$7,193	$25,924	$64,892

Ratios to average net assets:
Gross expenses	1.22%[9]	1.18%	1.14%	1.18%[9]	1.21%	1.04%	1.01%
Net expenses[10,11]	1.20 [9]	1.17	1.12	1.17 [9]	1.20	1.03	1.00
Net investment income (loss)	0.32 [9]	0.01	(0.32)	0.18 [9]	0.49	(0.28)	(0.54)

Portfolio turnover rate	14%	57%	46%	42%	78%	51%	36%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Reflects expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2012[3]	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]	2007[4,6]

Net asset value, beginning of period	$35.57	$38.67	$30.47	$18.84	$32.13	$50.35	$56.29

Income (loss) from operations:
Net investment income (loss)	0.13	0.15	0.00 [7]	0.10	0.27	0.03	(0.13)
Net realized and unrealized gain (loss)	4.82	(3.25)	8.24	11.53	(13.56)	(13.02)	2.87
Total income (loss) from operations	4.95	(3.10)	8.24	11.63	(13.29)	(12.99)	2.74

Less distributions from:
Net investment income	—	—	(0.04)	—	—	—	—
Net realized gains	—	—	—	—	—	(5.23)	(8.68)
Total distributions	—	—	(0.04)	—	—	(5.23)	(8.68)

Net asset value, end of period	$40.52	$35.57	$38.67	$30.47	$18.84	$32.13	$50.35
Total return[8]	13.92%	(8.02)%	27.07%	61.73%	(41.36)%	(28.62)%	6.58%

Net assets, end of period (000s)	$77,997	$87,977	$184,789	$165,539	$93,250	$199,864	$292,204

Ratios to average net assets:
Gross expenses	0.85%[9]	0.80%	0.81%	0.74%[9]	0.79%	0.72%	0.73%
Net expenses[10,11]	0.83 [9]	0.79	0.79	0.73 [9]	0.78	0.72	0.72
Net investment income (loss)	0.71 [9]	0.37	0.01	0.60 [9]	0.98	0.07	(0.27)

Portfolio turnover rate	14%	57%	46%	42%	78%	51%	36%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2012 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Reflects expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Special Investment Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On February 29, 2012, the Fund was reorganized as a new series of the Trust. Prior to February 29, 2012, the Fund was organized as a series of Legg Mason Capital Management Special Investment Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee,

18	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$170,912,158	—	$2,824,672	$173,736,830
Other common stock	593,910,577	—	—	593,910,577
Preferred stocks	—	—	16,273,797	16,273,797
Warrants	—	—	116,344	116,344
Total investments	$764,822,735	—	$19,214,813	$784,037,548

†	See Schedule of Investments for additional detailed categorizations.

For the period ended April 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2012, securities valued at $12,394,608 were transferred from Level 2 to Level 1 within the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Preferred Stocks	Warrants		Total
Balance as of October 31, 2011	$3,877,672	$5,198,106	$0	*	$9,075,778
Accrued premiums/discounts	—	—	—		—
Realized gain (loss)	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	(1,053,000)	11,075,691	116,344		10,139,035
Purchases	—	—	—		—
Sales	—	—	—		—
Transfers into Level 3	—	—	—		—
Transfers out of Level 3	—	—	—		—
Balance as of April 30, 2012	$2,824,672	$16,273,797	$116,344		$19,214,813
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012[1]	$(1,053,000)	$11,075,691	$116,344		$10,139,035

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase

20	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	21

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the six months ended April 30, 2012, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

22	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees and certain other expenses. During the six months ended April 30, 2012, the Fund was reimbursed for expenses amounting to $69,425.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which,

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	23

when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to the redemption of Class A shares within 18 months of purchase.

For the six months ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$7,000

*	Amount represents less than $1,000.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments were as follows:

Purchases	$110,105,183
Sales	241,933,091

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$193,164,796
Gross unrealized depreciation	(50,851,012)
Net unrealized appreciation	$142,313,784

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2012, the Fund did not invest in derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and

24	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI shares of the Fund provide for the payment of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Trustees to set a lower amount. The Board of Trustees has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI shares, respectively.

For the six months ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$46,574	$14,006
Class C	3,232,926	450,676
Class R	21,355	13,260
Class FI	12,443	9,787
Class I	—	32,126
Total	$3,313,298	$519,855

For the six months ended April 30, 2012, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$3,292
Class C	57,122
Class R	755
Class FI	880
Class I	7,376
Total	$69,425

6. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On February 29, 2012, the Fund was reorganized as a new series of the Trust.

Prior to February 29, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 200,000,000, 500,000,000, 100,000,000 and 50,000,000 shares of capital stock authorized with a par value of $0.001 for Class A, Class C, Class R, Class FI and Class I, respectively.

Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report	25

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	36,125	$1,039,713	267,420	$8,582,810
Shares repurchased	(316,053)	(8,924,834)	(362,922)	(11,198,076)
Net decrease	(279,928)	$(7,885,121)	(95,502)	$(2,615,266)

Class C
Shares sold	225,670	$6,278,030	696,873	$21,591,060
Shares repurchased	(4,103,733)	(113,290,461)	(7,840,470)	(239,513,273)
Net decrease	(3,878,063)	$(107,012,431)	(7,143,597)	$(217,922,213)

Class R
Shares sold	32,856	$1,217,336	55,106	$2,186,890
Shares repurchased	(90,264)	(3,230,823)	(139,334)	(5,305,269)
Net decrease	(57,408)	$(2,013,487)	(84,228)	$(3,118,379)

Class FI
Shares sold	17,363	$645,244	29,617	$1,170,758
Shares repurchased	(25,552)	(938,693)	(100,225)	(3,914,421)
Net decrease	(8,189)	$(293,449)	(70,608)	$(2,743,663)

Class I
Shares sold	141,703	$5,285,804	765,300	$31,749,442
Shares repurchased	(690,022)	(26,060,754)	(3,071,245)	(127,260,119)
Net decrease	(548,319)	$(20,774,950)	(2,305,945)	$(95,510,677)

7. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees.

Security	Number of Units/Shares/ Interest	Acquisition Date(s)	Cost	Fair Value at 4/30/12	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Super Dimension Ltd., Series D-1	256,650	10/08	$5,500,010	$7,463,382	$29.08	0.95%	—	—
Super Dimension Ltd., Series D-2	209,986	10/08	4,500,000	6,106,393	29.08	0.78	—	—
Super Dimension Ltd., Series E-1	10,375	05/11	222,336	479,947	46.26	0.06	—	—
Super Dimension Ltd., Series E-2	8,489	05/11	181,919	392,701	46.26	0.05	—	—
Super Dimension Ltd., Series E-1 Warrants	2,594	05/11	0	63,994	24.67	0.01	—	—
Super Dimension Ltd., Series E-2 Warrants	2,122	05/11	0	52,350	24.67	0.01	—	—
			$10,404,265	$14,558,767		1.86%	—	—

26	Legg Mason Capital Management Special Investment Trust 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended April 30, 2012:

	Affiliate Value at 10/31/11	Purchased		Sold		Dividend Income	Affiliate Value at 4/30/12	Realized Loss
		Cost	Shares/Par	Cost	Shares/Par
BG Medicine Inc., Common Stock	$8,743,852	—	—	$266,210	24,573	—	$11,692,244	$(62,683)
First Interstate BancSystem Inc., Class A Shares	11,910,672	—	—	—	—	$226,152	13,277,007	—
Syncora Holdings Ltd.	1,292,031	—	—	—	—	—	771,051	—
	$21,946,555	—		$266,210		$226,152	$25,740,302	$(62,683)

9. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $113,694,841 all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

10. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended April 30, 2012.

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Capital Management Special Investment Trust	27

Board approval of investment advisory and management agreement (unaudited)

At its November 2011 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received a presentation from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Agreement in executive session held on November 16, 2011.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by affiliates of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an

28	Legg Mason Capital Management Special Investment Trust

Board approval of investment advisory and management agreement (unaudited) (cont’d)

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that although as of June 30, 2011, the Fund’s underperformance resulted in fifth quintile performance rankings for the 1 and 5 year periods, performance for the three-year period ended June 30, 2011 was very positive with a ranking in the first quintile, and that the Fund had outperformed its benchmark since the March 2009 market bottom. The Board also noted competitive long-term performance, with 10-year performance in the fourth quintile. In addition to the Fund performance, the Board noted the quality of the personnel, and the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk management. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Adviser which partially reduced the management fee paid to the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Legg Mason Capital Management Special Investment Trust	29

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (second quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

At its February 2012 meeting to consider the proposed conversion of the Fund from a series of a Maryland corporation to a series of a Maryland statutory trust, the Board of Trustees of the Trust (consisting of the same individuals who served as Directors of the Maryland corporation) approved an investment advisory and management agreements for the reorganized Fund that was identical in all material respects to the corporation’s investment advisory and management agreements.

Legg Mason Capital Management

Special Investment Trust

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Special Investment Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013671 06/12 SR12-1676

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	June 22, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	June 22, 2012